SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MARCH 12, 2002
                                                         ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated March 12, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
-------    -------------------------

On March 12, 2002, NTL Incorporated issued an invitation to the Investment Community to its 4th Quarter and Full Year 2001 Financial Results Conference Call on Wednesday, March 2, 2002 at 8:30 am ET.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: March 13, 2002

                                  EXHIBIT INDEX
                                  -------------

Exhibit
-------

99.1    Media release, dated March 12, 2002

                                                                    Exhibit 99.1
NTL LOGO


Media Release



                NTL INCORPORATED (NYSE: NLI; Nasdaq Europe: NTLI)

                        INVITES THE INVESTMENT COMMUNITY
     TO ITS 4th QUARTER AND FULL YEAR 2001 FINANCIAL RESULTS CONFERENCE CALL

                               BARCLAY KNAPP, CEO
                    AND MEMBERS OF THE SENIOR MANAGEMENT TEAM
   WILL DISCUSS NTL'S FINANCIAL RESULTS FOR THE 4th QUARTER AND FULL YEAR 2001


          ON WEDNESDAY, MARCH 27, 2002 AT 8:30 AM ET (1:30 PM UK time)

              PARTICIPANTS WILL BE ABLE TO ACCESS THE PRESENTATION
                              VIA CONFERENCE CALL.
                             DETAILS ARE AS FOLLOWS:

                       U.S. Dial-in Number: 1-877-505-5130
                  International Dial-in Number: 1-706-679-8597

    The replay will be available for a week beginning approximately one hour after the end of the call. The dial-in numbers are as follows:
                   U.S. Replay Dial-in Number: 1-800-642-1687
               International Replay Dial-in Number: 1-706-645-9291
                             Conference ID: 3442221

                                       OR

                   THE MEETING AND SLIDES CAN ALSO BE ACCESSED
            VIA A LIVE AUDIO WEBCAST AT 8:30 AM ET (1:30 PM UK time)
                           ON OUR WEBSITE WWW.NTL.COM
                                   -----------

More on NTL:

o NTL offers a wide range of communications services to homes and business customers throughout the UK, Ireland, Switzerland, France, Germany and Sweden. Over 20 million homes are located within the NTL's group franchise areas, covering major European cities including London, Paris, Frankfurt, Zurich, Stockholm, Geneva, Dublin, Manchester and Glasgow. NTL and its affiliates collectively serve over 8.5 million residential cable telephony and Internet customers.

o In the UK, over 11 million homes are located within NTL's fibre-optic broadband network, which covers nearly 50% of the UK including, London, Manchester, Nottingham, Oxford, Cambridge, Cardiff, Glasgow and Belfast. NTL Home now serves around 3 million residential customers.

o NTL Business is a (pound)600 million operation and customers include Royal Bank of Scotland, Tesco, Comet, AT&T and Orange. NTL offers a broad range of technologies and resources to provide complete multi-service solutions for businesses from large corporations to local companies.

o NTL Broadcast has a 47-year history in broadcast TV and radio transmission and helped pioneer the technologies of the digital age. 22 million homes watch ITV, C4 and C5 thanks to NTL's broadcast transmitters. With over 2300 towers and other radio sites across the UK, NTL also provides a full range of wireless solutions for the mobile communications industry.


For further information:

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development Tamar Gerber, Director - Investor Relations
Tel:  +1 212 906 8440, or via e-mail at investor_relations@ntli.com
                                        ---------------------------

Media:
Steve Lipin / Tim Payne - Brunswick Group +1 212 333 3810/ +1 917 853 0848


In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0) 1256 752 662 /+44  (0) 7788 186 154
Malcolm Padley, Media Relations, +44 (0) 7788 978 199
Mike Smith / Jonathan Glass - Brunswick Group +44  (0) 207 404 5959
Richard Oldworth, Mark Edwards or Jeremy Garcia -
  Buchanan Communications +44 (0) 207 466 5000


Investor Relations:
Virginia McMullan, +44 (0) 207 909 2144,
  or via e-mail at investorrelations@ntl.com